SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549



                         FORM 8-K
                      CURRENT REPORT
              PURSUANT TO SECTION 13 OF THE
             SECURITIES EXCHANGE ACT OF 1934


Date of Report April 11, 1996    Commission file number 33-50323
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               WHOLESALE AUTO RECEIVABLES CORPORATION
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       (Exact name of registrant as specified in its charter)



         DELAWARE                                38-3082709
         --------                                ----------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)


1209 Orange Street, Wilmington, Delaware           19801
- ----------------------------------------           -----
(Addresses of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  313-556-1508
                                                    ------------

















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     Item 7.  Financial Statements and Exhibits.

      (a)     Not Applicable

      (b)     Not Applicable

      (c)     Exhibits

      4.1 Indenture between Superior Wholesale Inventory Financing Trust III (the "Trust") and The Bank of New York, a New York Banking Corporation, as Indenture Trustee, dated as of April 11, 1996.

      4.2     Officer's Issuance Certificate dated as of April
              11, 1996.

     25.1 Statement of Eligibility on Form T-1 of The Bank of New York as Indenture Trustee under the Indenture

     99.1     Pooling and Servicing Agreement between General
              Motors Acceptance Corporation and Wholesale Auto
              Receivables Corporation (the "Seller"), dated as of April 11, 1996.

     99.2 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, the Seller and the Trust, dated as of April 11, 1996.

     99.3 Trust Agreement between Wholesale Auto Receivables Corporation and The Chase Manhattan Bank (USA), as Owner Trustee, dated as of April 11, 1996.

     99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust III, as Issuer, and General Motors Acceptance Corporation, as Administrator, and The Bank of New York, as Indenture Trustee, dated as of April 11, 1996.

      99.5 Custodian Agreement dated as of April 11, 1996, between General Motors Acceptance Corporation, as
              Custodian and Wholesale Auto Receivables
              Corporation (the "Seller").














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                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Wholesale Auto Receivables Corporation
                                (Registrant)




                  s/      Jerome B. Van Orman, Jr.
                  ----------------------------------------
                  (Jerome B. Van Orman Jr., Vice President)








Date: April 17, 1996

































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